UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

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the Securities Exchange Act of 1934 (Amendment No. )

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Delphi Technologies PLC
(Name of Registrant as Specified In Its Charter)

BorgWarner Inc.
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EXPLANATORY NOTE

This filing relates to the proposed transaction between BorgWarner Inc. (the “Company”) and Delphi Technologies PLC (“Delphi Technologies”) pursuant to the Transaction Agreement, dated January 28, 2020, by and between the Company and Delphi Technologies.

The following documents and communications were distributed by the Company on January 28, 2020 and are filed herewith:

●	Investor Presentation of the Company, dated January 2020
●	Infographic
●	Social media posts
●	BorgWarner employee FAQ

BorgWarner to Acquire Delphi Technologies:

Strengthens Propulsion Systems Leadership

January 2020

BorgWarner

A Propulsion Systems Leader, Well Positioned for the Future

BorgWarner's acquisition of Delphi Technologies will strengthen its propulsion systems leadership

- ✓ Reinforces leadership in electrified propulsion systems
- ✓ Increases power electronics scale, technology, talent and adds to system capabilities
- ✓ Enhances combustion, commercial vehicle, and aftermarket businesses, resulting in more balance across light and commercial vehicles as well as the aftermarket
- ✓ Consistent with BorgWarner's stated balanced combustion, hybrid, and electric propulsion strategy
- ✓ Meaningfully accretive to earnings in second full year, while preserving a strong balance sheet

© BorgWarner Inc.
3
BorgWarner

Delphi Technologies Overview

Pioneers in propulsion technologies, solutions and services for global OEMs and the Aftermarket

Key Facts & Figures

Leading provider of propulsion technologies & solutions that make vehicles drive **cleaner, better and further**

Comprehensive portfolio of **advanced technologies** for **ICE** and **electrified vehicles** to meet current and future market needs

Deep expertise in Electrification with differentiated **power electronics** and **software capabilities**

Strong position in **high pressure fuel injection systems** for **LV** and **CV**

$4.4 billion
2019 Revenue

~21,000
Employees

Sales Mix by Business in 2019

Aftermarket
19%
Electronics[1]
18%
Light Vehicle Fuel Injection
25%
Commercial Vehicle Diesel
12%
Powertrain Products
26%

(1) Electronics includes power electronics, ECU, and other gas electronics.

© BorgWarner Inc.

4

BorgWarner

Compelling transaction for Delphi Technologies' stakeholders

- Combination allows Delphi Technologies to become part of a **pioneering propulsion technologies company** with **enhanced scale** and **unique capabilities**
- **Delphi Technologies' shareholders** receive ability to benefit from **future upside** and **enhanced prospects** of the combined company
- Provides **greater flexibility** to execute **existing restructuring plan**, with **opportunity to accelerate profitable growth**
- Combination of **market leaders** creates exciting **opportunities for Delphi Technologies' employees**
- **Common values** and **cultures** based on **respect, integrity, excellence, responsibility** and **teamwork**

© BorgWarner Inc.
5
BorgWarner

Strengthens Scale and Expertise in Electrification

BorgWarner

Mechanical, clutching, and hydraulic controls expertise

eGearDrive® Transmission

+

BorgWarner

Award-winning motors provide industry leading technology

Electric Drive Motor

+

Delphi Technologies

Leadership in power electronics, software, and controls

High Voltage Inverter

=

Integrated Drive Module (iDM)

Well positioned to take advantage of future propulsion migration

Representative Example

© BorgWarner Inc.

6
BorgWarner

Journey to Advanced Propulsion and Electrification

Complementing Organic Growth with Acquisitions

2015

Launched electric drive module (eDM)

Acquired rotating electric business to integrate with existing powertrain technology

Remy

2016

Launched 48-volt eBooster® electrically driven compressor in Daimler's latest 3.0-liter gasoline engine

Acquired industrial-focused power electronics portfolio

SEVCON

2017

Developed groundbreaking S-wind process for electric motors and alternators, winning 2018 PACE Award

Acquired propulsion inverters and controls businesses for HEVs / EVs in specialty and commercial vehicle sectors

AMRACING

2018

Won contract to supply P2 on-axis hybrid modules to two leading Chinese automakers

60/40 JV added battery packs and module management capabilities

ROMEO POWER TECHNOLOGY

2019

Won first eTurbo™ award with European-based OEM with SoP in 2022

Delphi Technologies

Acquiring industry-leading power electronics, software, calibration capabilities, and scale

Combined Inverter and DC/DC Converter

On Board Charger

Battery Pack Controller

2020

Unveiled fully integrated drive module (iDM) and secured first award with SoP in 2021

Legend: Acquired Capabilities | Acquisition of Delphi Technologies

© BorgWarner Inc.

7

BorgWarner

Evolution of Combustion, Hybrid, and Electric (“C-H-E”) Mix

2023 Light Vehicle Market (Units)

2023 Light Vehicle Net Sales Mix

8%
25%
67%
IHS
6%
30%
64%
BWA
12%
29%
59%
DLPH
8%
29%
63%
Pro Forma BWA
Electric
Hybrid
Combustion

Consistent with BorgWarner’s stated C-H-E propulsion strategy

Source: IHS light vehicle (Original Equipment) market data as of December 2019. BorgWarner and Delphi Technologies' estimated breakdown based on LV sales.

© BorgWarner Inc.
8

BorgWarner

Strengthens Combustion Leadership

Combustion

BorgWarner

Boosting Technologies

Exhaust Gas Management

Air Path, Mechanical, and All Wheel Drive

Delphi Technologies

Fuel Assembly / Delivery

Engine / Transmission Controllers

Fuel Injection and Electronics

Representative Examples

© BorgWarner Inc. 9 BorgWarner

Enhances Market Balance

End Market Mix (2019 Preliminary Sales)

Aftermarket
9%
Commerical
Vehicle
OEM
16%
Light
Vehicle
OEM
75%

Geographic Mix (2019 Preliminary Sales)

RoW
2%
Asia Pacific
27%
Europe
39%
North America
32%

$14.5 billion pro forma revenue provides enhanced end market exposure to commercial vehicle and aftermarket while maintaining geographic mix

© BorgWarner Inc. 10

BorgWarner

Adds Scale and Capabilities Across Propulsion Portfolio

Combustion

Hybrid

Electric

	Combustion	Hybrid	Electric	Commercial vehicle
BorgWarner	▪ Broad portfolio of combustion technologies ▪ Ability to leverage operational expertise across combustion portfolio	▪ Broad portfolio of hybrid technologies ▪ Unique hybrid design and integration expertise	▪ Broad portfolio of electric technologies ▪ Grid-to-wheel electrified propulsion system capabilities	▪ Broad portfolio of combustion, hybrid, and electric technologies
Delphi Technologies	▪ Broad portfolio of complementary combustion technologies ▪ Addition of fuel injection and electronics complementary to BorgWarner's air management capabilities	▪ Recognized technology leader in power electronics with established products, production, customers, and supply base ▪ Ability to integrate power electronics directly into existing BorgWarner electrified systems or offer standalone products		▪ Commercial vehicle complementary technologies with competitive product portfolio

▪ Significant Aftermarket revenue contribution across propulsion types and end markets

© BorgWarner Inc. 11 BorgWarner

Transaction Summary

Transaction Considerations

- In a 100% stock transaction, Delphi Technologies' shareholders will receive a fixed exchange ratio of 0.4534x BorgWarner shares per each of their existing Delphi Technologies shares at closing
  - Implied purchase price of $17.39 per Delphi Technologies share (1)
  - $1.5 billion in BorgWarner stock (40 million newly issued shares)
- Implied multiple of 6.4x 2019 preliminary adjusted EBITDA and 5.2x 2019 preliminary adjusted EBITDA including estimated run-rate cost synergies
- Upon closing of the transaction, BorgWarner shareholders are expected to own approximately 84% of the combined company, while current Delphi Technologies shareholders are expected to own approximately 16%

Financing Structure

- BorgWarner maintains significant liquidity and financial flexibility
- Pro forma 2019 preliminary gross debt / adjusted EBITDA ~1.6x at closing
- Expect to maintain investment grade credit rating

Next Steps

- Subject to approval by Delphi Technologies' shareholders and satisfaction of customary closing conditions and regulatory approvals
- Transaction expected to close in second half of 2020

(1) *Based on BorgWarner's share price as of January 27, 2020.*

© BorgWarner Inc. 12

BorgWarner

Pro Forma Financial Outlook

BorgWarner | Delphi Technologies | BorgWarner Pro Forma

Avg. Annual Market Outgrowth (2021E-2023E)

~5%
~3%
~4.5%

- Continued mid-term industry outgrowth
- Significant long-term revenue synergy potential focused on electrified vehicles

Pro Forma Adj. Margin Outlook

Pro Forma with Synergies
12.1%
7.2%
~11%(1)
~10%(1)

2019 Preliminary Adjusted Operating Margin | 2019 Preliminary Adjusted Operating Margin

- Sustained top tier margin profile
- ~$125 million of cost synergies more than offset purchase price amortization of ~$65 to $70 million

(1) Includes preliminary estimate of $65 to $70 million of purchase accounting for amortization of newly acquired intangibles.

© BorgWarner Inc.

13

BorgWarner

Cost Savings Support Meaningful EPS Accretion

Cost Synergies Driven by SG&A and Procurement Savings ($ in millions)

$125
SG&A
Procurement
2021E
2022E
2023E

Long-Term Revenue Synergies Provide Additional Opportunity

Meaningful EPS Accretion

Adj. GAAP
Excl. Amort. of Intangibles(1)
($0.07)
$0.11
$0.31
$0.50
2021E
2022E

New Share Repurchase Program Provides Additional Upside Potential

(1) Includes preliminary estimate of $65 to $70 million of purchase accounting for amortization of newly acquired intangibles.

© BorgWarner Inc. 14

BorgWarner

$1 Billion Share Repurchase Program

New Share Repurchase Program

- Consistent with existing capital allocation strategy
- To be executed over the next three years
- Demonstrates confidence in long-term free cash flow generation

2014-2018 Accumulated Capital Deployment Mix(1)

Dividends
19%
M&A Activity
48%
Share
Repurchases
33%

Continued commitment to deliver value to our shareholders

(1) Excludes increases in net debt, which were a source of cash from 2014-2018.

© BorgWarner Inc. 15

BorgWarner

A Propulsion Systems Leader, Well Positioned for the Future

BorgWarner's acquisition of Delphi Technologies will strengthen its propulsion systems leadership

- ✓ Reinforces leadership in electrified propulsion systems
- ✓ Increases power electronics scale, technology, talent and adds to system capabilities
- ✓ Enhances combustion, commercial vehicle, and aftermarket businesses, resulting in more balance across light and commercial vehicles as well as the aftermarket
- ✓ Consistent with BorgWarner's stated balanced combustion, hybrid, and electric propulsion strategy
- ✓ Meaningfully accretive to earnings in second full year, while preserving a strong balance sheet

© BorgWarner Inc.
16
BorgWarner

Combined Capabilities Across Propulsion Types

Combustion
Hybrid
Electric
BorgWarner
Boosting Technologies
All Wheel Drive & Cross Axle Systems
Engine Timing Systems
Exhaust Gas Management
Starters & Alternators
Thermal Management
Transmission Technologies
Variable Valvetrain Systems
eBooster® electrically driven compressor
Integrated Belt Alternator Starter Systems
P2 Hybrid Modules On / Off Axis
Dual Clutch Modules
Turbochargers
Power Electronics
Electric All Wheel Drive
High Voltage Battery / Coolant Heater
eGearDrive® Transmission
Battery Module
Electric Drive Motor
Electric Drive Module
Power Electronics
Delphi Technologies
Fuel Assembly / Delivery
Smart Remote Actuator
Engine Controller
Inverters
Combined Units
Battery Pack Controller
Local Controllers
Software & Calibration
Canisters
Engine Air Control Valve
Transmission Controllers
DC-DC Converter
On-Board Chargers
Domain Controllers
Power Modules
Application-Specific Integrated Circuits

Note: Representative selection of product portfolios.

© BorgWarner Inc. 18 BorgWarner

Strengthens BorgWarner’s power electronics (PE) products, capabilities and scale	Enhances BorgWarner’s combustion, commercial vehicle and aftermarket businesses	Consistent with BorgWarner’s balanced propulsion strategy

Products: high voltage inverters, converters, on-board chargers and battery management systems

Capabilities: software, systems integration and thermal management.

Combined company to be well-positioned to take advantage of future propulsion migration

Delphi Technologies’ breadth of combustion propulsion products complements BorgWarner’s innovative portfolio of clean technologies

Adding Delphi Technologies’ commercial vehicle and aftermarket business results in more balance across light vehicles, commercial vehicles and the aftermarket

Enables BorgWarner to maintain flexibility across combustion, hybrid and electric Positions the Company for the propulsion market of the future

BORGWARNER TO ACQUIRE DELPHI TECHNOLOGIES: CREATING A PROPULSION SYSTEMS LEADER WELL POSITIONED FOR THE FUTURE

Forward-Looking Statements

This communication may contain forward-looking statements as contemplated by the 1995 Private Securities Litigation Reform Act that reflect, when made, Delphi Technologies’ or BorgWarner’s respective current views with respect to future events, including the proposed transaction, and financial performance or that are based on their respective management’s current outlook, expectations, estimates and projections, including with respect to the combined group following the proposed transaction, if completed. Such forward-looking statements are subject to many risks, uncertainties and factors relating to Delphi Technologies’ or BorgWarner’s respective operations and business environment, which may cause the actual results of Delphi Technologies or BorgWarner to be materially different from any future results. All statements that address future operating, financial or business performance or Delphi Technologies’ or BorgWarner’s respective strategies or expectations are forward-looking statements. In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “should,” “could,” “designed,” “effect,” “evaluates,” “forecasts,” “goal,” “guidance,” “initiative,” “intends,” “pursue,” “seek,” “target,” “when,” “will,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “potential,” “outlook” or “continue,” the negatives thereof and other comparable terminology. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the possibility that the proposed transaction will not be pursued; failure to obtain necessary regulatory approvals or required financing or to satisfy any of the other conditions to the proposed transaction; adverse effects on the market price of Delphi Technologies’ ordinary shares or BorgWarner’s shares of common stock and on Delphi Technologies’ or BorgWarner’s operating results because of a failure to complete the proposed transaction; failure to realize the expected benefits of the proposed transaction; failure to promptly and effectively integrate Delphi Technologies’ businesses; negative effects relating to the announcement of the proposed transaction or any further announcements relating to the proposed transaction or the consummation of the proposed transaction on the market price of Delphi Technologies’ ordinary shares or BorgWarner’s shares of common stock; significant transaction costs and/or unknown or inestimable liabilities; potential litigation associated with the proposed transaction; general economic and business conditions that affect the combined group following the consummation of the proposed transaction; changes in global, political, economic, business, competitive, market and regulatory forces; changes in tax laws, regulations, rates and policies; future business acquisitions or disposals; competitive developments; and the timing and occurrence (or non-occurrence) of other events or circumstances that may be beyond Delphi Technologies’ or BorgWarner’s control.

For additional information about these and other factors, see the information under the caption “Risk Factors” in Delphi Technologies’ most recent Annual Report on Form 10-K filed with the SEC and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” filed on February 21, 2019, and the information under the caption “Risk Factors” in BorgWarner’s most recent Annual Report on Form 10-K filed with the SEC and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” on February 19, 2019.

Delphi Technologies’ and BorgWarner’s forward-looking statements speak only as of the date of this communication or as of the date they are made. Delphi Technologies and BorgWarner each disclaim any intent or obligation to update or revise any “forward looking statement” made in this communication to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, except as may be required by law. All subsequent written and oral forward-looking statements attributable to Delphi Technologies, BorgWarner or their respective directors, executive officers or any person acting on behalf of any of them are expressly qualified in their entirety by this paragraph.

Twitter

$BWA announces acquisition of @delphitech as next step in BorgWarner’s balanced propulsion strategy. [INSERT LINK]

Frédéric Lissalde, President and CEO of $BWA: The acquisition of @delphitech will strengthen our power electronics products, capabilities and scale, creating one of the leading pure‐play propulsion companies globally. The transaction is expected to be meaningfully accretive to adjusted GAAP earnings per share in the second full year after closing while preserving our strong balance sheet. [INSERT LINK]

LinkedIn

Today we announced we have entered into a definitive agreement to acquire @Delphi Technologies. This exciting transaction represents the next step in our balanced propulsion strategy and together, we plan to be able to move faster to address market trends toward electrification. Read more here: [INSERT LINK]

Facebook

Today, BorgWarner announced that it has entered into an agreement to acquire @Delphi Technologies. Based in London, Delphi Technologies is a global provider of vehicle propulsion systems and, like BorgWarner, is committed to creating technologies to improve efficiency, emissions and performance in all types of vehicles. This transaction represents the next step in our balanced propulsion strategy, strengthening our position in electrified propulsion as well as our combustion, commercial vehicle and aftermarket businesses.

“Delphi Technologies will bring proven leading power electronics technologies, talent and scale that will complement our hybrid and electric vehicle propulsion offerings. As a combined company, we look forward to delivering enhanced solutions to our customers while driving increased value for our stockholders,” said Frédéric Lissalde, BorgWarner President and Chief Executive Officer. [INSERT LINK]

Forward‐Looking Statements

This communication may contain forward-looking statements as contemplated by the 1995 Private Securities Litigation Reform Act that reflect, when made, Delphi Technologies’ or BorgWarner’s respective current views with respect to future events, including the proposed transaction, and financial performance or that are based on their respective management’s current outlook, expectations, estimates and projections, including with respect to the combined group following the proposed transaction, if completed. Such forward-looking statements are subject to many risks, uncertainties and factors relating to Delphi Technologies’ or BorgWarner’s respective operations and business environment, which may cause the actual results of Delphi Technologies or BorgWarner to be materially different from any future results. All statements that address future operating, financial or business performance or Delphi Technologies’ or BorgWarner’s respective strategies or expectations are forward‐looking statements. In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “should,” “could,” “designed,” “effect,” “evaluates,” “forecasts,” “goal,” “guidance,” “initiative,” “intends,” “pursue,” “seek,” “target,” “when,” “will,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “potential,” “outlook” or “continue,” the negatives thereof and other comparable terminology. Factors that could cause actual results to differ materially from these forward‐looking statements include, but are not limited to, the possibility that the proposed transaction will not be pursued; failure to obtain necessary regulatory approvals or required financing or to satisfy any of the other conditions to the proposed transaction; adverse effects on the market price of Delphi Technologies’ ordinary shares or BorgWarner’s shares of common stock and on Delphi Technologies’ or BorgWarner’s operating results because of a failure to complete the proposed transaction; failure to realize the expected benefits of the proposed transaction; failure to promptly and effectively integrate Delphi Technologies’ businesses; negative effects relating to the announcement of the proposed transaction or any further announcements relating to the proposed transaction or the consummation of the proposed transaction on the market price of Delphi Technologies’ ordinary shares or BorgWarner’s shares of common stock; significant transaction costs and/or unknown or inestimable liabilities; potential litigation associated with the proposed transaction; general economic and business conditions that affect the combined group following the consummation of the proposed transaction; changes in global, political, economic, business, competitive, market and regulatory forces; changes in tax laws, regulations, rates and policies; future business acquisitions or disposals; competitive developments; and the timing and occurrence (or non‐occurrence) of other events or circumstances that may be beyond Delphi Technologies’ or BorgWarner’s control.

For additional information about these and other factors, see the information under the caption “Risk Factors” in Delphi Technologies’ most recent Annual Report on Form 10‐K filed with the SEC and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” filed on February 21, 2019, and the information under the caption “Risk Factors” in BorgWarner’s most recent Annual Report on Form 10‐K filed with the SEC and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” on February 19, 2019.

Delphi Technologies’ and BorgWarner’s forward‐looking statements speak only as of the date of this communication or as of the date they are made. Delphi Technologies and BorgWarner each disclaim any intent or obligation to update or revise any “forward looking statement” made in this communication to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, except as may be required by law. All subsequent written and oral forward‐looking statements attributable to Delphi Technologies, BorgWarner or their respective directors, executive officers or any person acting on behalf of any of them are expressly qualified in their entirety by this paragraph.

NOTE: To be distributed to all employees along with employee video.

1. What was announced?

●	Today, BorgWarner announced that it has entered into an agreement to acquire Delphi Technologies.
●	This is an exciting transaction that represents the next step in BorgWarner’s balanced propulsion strategy, strengthening our position in electrified propulsion as well as our combustion, commercial vehicle and aftermarket businesses.

2. Who is Delphi Technologies?

●	Delphi Technologies is a London-based global provider of vehicle propulsion systems.
●	Delphi Technologies has 12 major technical centers, 24 manufacturing sites and the company generated $4.36 billion of revenue in 2019.
●	Delphi Technologies has more than 25 years of experience in power electronics and recently completed the construction and launch of three new facilities in China, Poland and Mexico. They also have a broad portfolio of complementary combustion technologies as well as competitive commercial vehicle and aftermarket products.
●	If you are interested in learning more about Delphi Technologies, you can visit www.delphi.com.

3. Why is BorgWarner acquiring Delphi Technologies? How does this fit into BorgWarner’s strategy?

●	This transaction represents the next step in our balanced propulsion strategy, strengthening our position in electrified propulsion as well as our combustion, commercial vehicle and aftermarket businesses.
●	Delphi Technologies brings industry leading power electronics technology and talent, with an established production, supply and customer base.
●	Once we complete the Delphi Technologies transaction, we would be able to offer customers more complete electrified propulsion systems.
●	This will be differentiating for BorgWarner and enhance our propulsion leadership.

4. When will the transaction be completed and what can employees expect between now and then?

●	The transaction is expected to be completed in the second half of 2020, subject to approval by Delphi Technologies stockholders, the satisfaction of customary closing conditions and receipt of regulatory approvals.
●	Until the transaction closes, BorgWarner and Delphi Technologies will continue to operate as separate companies and we ask that you stay focused on continuing to deliver for our customers.
●	We will keep employees updated on key developments.

5. Where will the company be headquartered and who will lead it?

●	Following the close of the transaction, the combined company will be headquartered in Auburn Hills, Michigan.
●	Following the closing of the transaction, the combined company will be led by Frédéric Lissalde, BorgWarner’s President and CEO, and Kevin Nowlan, BorgWarner’s CFO.
●	Following the close of the transaction, the company will continue to operate as BorgWarner Inc.

6. How will Delphi Technologies employees be integrated into the BorgWarner organization?

●	It is still early in the process, and details regarding bringing together our organizations will be determined as part of our integration planning.
●	We will name an integration champion shortly.

7. Will our reporting structure change?

●	For the time being, no. There may be reporting or structural changes after the transaction closes, but for now it is business as usual.

8. Will our healthcare or benefits change?

●	We do not anticipate any changes in this area as a result of this transaction.

9. Will this transaction impact employee compensation or bonuses?

●	We are operating as usual and do not expect changes to employee compensation or bonuses as a result of this announcement.
●	Of course, we regularly review our compensation plans to ensure they are competitive and structured to incentivize and reward success, and we will continue to do that.

10. How soon can BorgWarner employees interact with Delphi Technologies employees?

●	You should not engage with Delphi Technologies employees unless you are directed to do so.

11. What does this mean for customers, suppliers, and other business partners?

●	Please tell them that it is business as usual and we are as focused as ever on providing all of our customers with the exceptional products and service that they have come to expect from BorgWarner.

12. What should I say if I’m contacted by the media, an analyst or an investor about the transaction?

●	We expect today’s announcement may lead to increased interest from the media, analysts and our investors.
●	Consistent with company policy, please refer all media inquiries to Scott Gallett, and analyst and investor inquiries to Pat Nolan. They will handle from there.
●	Please do not comment about this announcement on any social media platforms. Please refer to the company’s social media policy if you have questions.

13. Who can I contact if I have more questions?

●	If you have questions or concerns beyond what is provided in the Employee FAQ, please contact your manager.
●	We will continue to keep you updated on important developments as we move through the transaction process.
●	Please note that, while we may not have all of the answers to your questions today, we want to hear your thoughts, so please continue to reach out.

Forward-Looking Statements

This communication may contain forward-looking statements as contemplated by the 1995 Private Securities Litigation Reform Act that reflect, when made, Delphi Technologies’ or BorgWarner’s respective current views with respect to future events, including the proposed transaction, and financial performance or that are based on their respective management’s current outlook, expectations, estimates and projections, including with respect to the combined group following the proposed transaction, if completed. Such forward-looking statements are subject to many risks, uncertainties and factors relating to Delphi Technologies’ or BorgWarner’s respective operations and business environment, which may cause the actual results of Delphi Technologies or BorgWarner to be materially different from any future results. All statements that address future operating, financial or business performance or Delphi Technologies’ or BorgWarner’s respective strategies or expectations are forward-looking statements. In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “should,” “could,” “designed,” “effect,” “evaluates,” “forecasts,” “goal,” “guidance,” “initiative,” “intends,” “pursue,” “seek,” “target,” “when,” “will,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “potential,” “outlook” or “continue,” the negatives thereof and other comparable terminology. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the possibility that the proposed transaction will not be pursued; failure to obtain necessary regulatory approvals or required financing or to satisfy any of the other conditions to the proposed transaction; adverse effects on the market price of Delphi Technologies’ ordinary shares or BorgWarner’s shares of common stock and on Delphi Technologies’ or BorgWarner’s operating results because of a failure to complete the proposed transaction; failure to realize the expected benefits of the proposed transaction; failure to promptly and effectively integrate Delphi Technologies’ businesses; negative effects relating to the announcement of the proposed transaction or any further announcements relating to the proposed transaction or the consummation of the proposed transaction on the market price of Delphi Technologies’ ordinary shares or BorgWarner’s shares of common stock; significant transaction costs and/or unknown or inestimable liabilities; potential litigation associated with the proposed transaction; general economic and business conditions that affect the combined group following the consummation of the proposed transaction; changes in global, political, economic, business, competitive, market and regulatory forces; changes in tax laws, regulations, rates and policies; future business acquisitions or disposals; competitive developments; and the timing and occurrence (or non-occurrence) of other events or circumstances that may be beyond Delphi Technologies’ or BorgWarner’s control.

For additional information about these and other factors, see the information under the caption “Risk Factors” in Delphi Technologies’ most recent Annual Report on Form 10-K filed with the SEC and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” filed on February 21, 2019, and the information under the caption “Risk Factors” in BorgWarner’s most recent Annual Report on Form 10-K filed with the SEC and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” on February 19, 2019.

Delphi Technologies’ and BorgWarner’s forward-looking statements speak only as of the date of this communication or as of the date they are made. Delphi Technologies and BorgWarner each disclaim any intent or obligation to update or revise any “forward looking statement” made in this communication to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, except as may be required by law. All subsequent written and oral forward-looking statements attributable to Delphi Technologies, BorgWarner or their respective directors, executive officers or any person acting on behalf of any of them are expressly qualified in their entirety by this paragraph.